united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/17

ITEM 1. REPORTS TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JAG Large Cap Growth Fund

March 31, 2017

JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

March 31, 2017

Semi-Annual Shareholder Letter

Dear Shareholder:

Following the astonishing-to-most outcome of the Presidential election in November 2016, capital initially rushed into the shares of cyclical companies perceived to be the biggest beneficiaries of President-elect Trump’s proposals to grow U.S. jobs, lower tax rates and slash regulations. As we typically own higher-quality growth companies, the Fund’s performance lagged the market during the post-election Trump rally.

The broader market and the Fund have gotten off to a strong start during the first quarter of 2017, spurred on by a new cohort of leaders. During three months ended March 31, 2017, the Fund’s Class A, C, and I shares generated cumulative total returns, without sales charges, of 11.19%, 11.01%, and 11.24%, respectively, compared to the cumulative 8.91% total return of the Russell 1000 Growth Index. Breaking stride with the late-2016 pattern, the leaders in early 2017 have been growth companies in the Technology, Health Care and Consumer Discretionary sectors. Energy companies have recently slumped along with a pullback in oil prices, and the commodity-heavy Materials sector has also lagged the broader market.

The Fund’s results from the trailing six month period are less favorable, given the portfolio’s underperformance during the first several weeks following the Presidential election. For the six months ended March 31, 2017, the Fund’s Class A, C, and I shares generated cumulative total returns, without sales charges, of 8.20%, 7.76%, and 8.29%, respectively, compared to the cumulative 10.01% return of the Russell 1000 Growth Index.

The Fund’s biggest single performance contributor during the most-recent quarter was Activision (ATVI, 4.8% of the Fund), one of the world’s largest videogame publishers. A core holding in the portfolio since 2013, ATVI shares had weakened into year-end 2016, primarily over concerns about weak sales results of one of the company’s key game titles. In early February, the company’s management announced surprisingly strong fourth quarter earnings results and shared a favorable forward outlook. This announcement assuaged investor worries, helping ATVI gallop to a double-digit gain for the first quarter. We continue to like the stock, as we see multiple growth catalysts ahead and we see the stock’s valuation as undemanding.

Albemarle (ALB, 3.5% of the Fund) has also been a top performer for us, delivering a large double-digit return for the quarter as well. A position in our portfolio since early 2016, ALB is one of the world’s biggest miners of lithium. Lithium has a variety of industrial uses, but most importantly it is an essential ingredient in lithium-ion batteries. The proliferation of battery-powered mobile devices and electric vehicles are causing the demand for lithium to skyrocket, a trend that we do not see moderating anytime soon. To put this in perspective, worldwide lithium production in 2015 was approximately 37,000 metric tons. Tesla alone will need 8,000 tons for its electric vehicles by 2020, and total projected demand for lithium could be as high as 800,000 tons by 2040. If this projection is even close to being correct, the world is going to need a lot more lithium over the next couple of decades.

President Trump’s ambitious policy agenda is now butting up against the harsh reality of partisan politics in Washington. Crafting and passing transformative legislation is – and always has been - a messy business, even when a single party controls both houses of Congress and the Oval Office. Although the President chose to attack healthcare reform first, it turned out his bill was not able to garner enough votes to ensure passage through Congress. Now that his plans to “repeal and replace” the Affordable Care Act have gone back to the drawing

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4330-NLD-4/17/2017

board, Trump has decided to pivot to restructuring corporate and individual tax rates. We expect that these negotiations on tax reform will be contentious, and that they will likely drag on into the fall of 2017. In our opinion, the main investment takeaway from all of this is that the Trump Administration’s policy changes will take more time to execute than many investors expected (hoped) before Inauguration Day.

Stocks are not cheap, but this has been the case for several years. The S&P 500 has returned almost 37% over the past three years, despite the fact that corporate earnings are roughly flat over that time span. This means that multiple expansion, rather than actual earnings growth, has been the key driver of stock price appreciation since early 2014. In fact, corporate earnings have actually been contracting for most of the past few years. After peaking at $114.51 in September 2014, S&P 500 operating earnings slumped all the way to $98.17 in June 2016. Happily, last summer appears to have marked the bottom of the so-called “earnings recession,” and profits have improved over the last two quarters. December 2016 operating earnings came in at $106.26, a 5.8% year-over-year increase and the first year-over-year gain in quarterly earnings since March 2015. Analysts expect further good earnings news in the just-completed first quarter of 2017. Consensus estimates currently call for operating earnings to increase 13% year-over-year. Let’s hope the analysts are correct. We do not see a lot of room left for multiple expansion, and we doubt that big policy changes are forthcoming in the near team. If we are right on either or both of those counts, the onus will be on earnings to drive continuation of the bull market in 2017.

We believe the Fund’s portfolio is well-positioned for an earnings-focused market backdrop. Our investment process results in a focused but diversified portfolio of companies with strong earnings and revenue growth attributes. Our single favorite area of the market remains the Information Technology sector. Tech companies are driving profitable innovation and disruption across the entire economy, valuations remain reasonable, and the growth outlook in many tech-related industries is accelerating. Also, as we discussed during our last quarterly update, we have indeed added materially to our Health Care sector exposure via a select group of innovative biotechnology-related companies. Biotech stocks experienced a terrible bear market between the summer of 2015 and late 2016, but their fundamental outlooks have continued to improve. With a number of important drug approvals on tap over the next several months and rising merger & acquisition activity, we think the group provides investors with multiple paths to generate alpha.

All of us at JAG wish you a happy, healthy, and prosperous spring and summer.

Best regards,

Norman B. Conley III	Daniel J. Ferry, Jr.
Portfolio Manager	Portfolio Manager

*The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4330-NLD-4/17/2017

JAG Large Cap Growth Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2017

The Fund’s performance figures* for each of the periods ended March 31, 2017, compared to its benchmark:

			3 Year Return	5 Year Return	Since Inception(a)
	6 Month Return	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Class A	8.20%	20.51%	9.62%	11.16%	13.96%
Class A with 5.75% load	1.96%	13.54%	7.48%	9.85%	12.69%
Class C	7.76%	19.54%	8.78%	10.31%	13.08%
Class I	8.29%	20.68%	9.89%	11.42%	14.22%
Russell 1000 Growth Total Return Index(b)	10.01%	15.76%	11.27%	13.32%	15.64%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, 12b-1 distribution fees and extraordinary expenses such as litigation) at 1.50%, 2.25%, and 1.25% of the Fund’s average daily net assets through April 30, 2018, for Class A, Class C and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three fiscal years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time. Without these waivers, the Fund’s total annual operating expenses would have been 1.71%, 2.46%, and 1.46% for the JAG Large Cap Growth Fund’s Class A, Class C, and Class I shares, per the latest prospectus, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Top 10 Holdings by Industry	% of Net Assets
Software	18.5%
Internet	16.7%
Semiconductors	8.9%
Biotechnology	8.1%
Electronics	7.5%
Pharmaceuticals	6.9%
Healthcare-Products	4.9%
Banks	4.1%
Chemicals	3.5%
Food	3.4%
Other / Cash & Cash Equivalents	17.5%
100.0%

Please refer to the Schedule of Investments in this semi annual report for a detailed analysis of the Fund’s Holdings.

JAG Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2017

Shares		Fair Value

	COMMON STOCKS - 99.1%
	BANKS - 4.1%
38,740	Citizens Financial Group, Inc.	$1,338,467
15,190	Morgan Stanley	650,740
		1,989,207
	BIOTECHNOLOGY - 8.1%
11,790	Celgene Corp.*	1,467,030
32,905	Exelixis, Inc.*	713,051
5,500	Illumina, Inc.*	938,520
5,805	Incyte Corp.*	775,954
		3,894,555
	BUILDING MATERIALS - 2.1%
16,225	Owens Corning	995,728

	CHEMICALS - 3.5%
15,780	Albemarle Corp.	1,666,999

	ELECTRONICS - 7.5%
70,675	Corning, Inc.	1,908,225
53,645	Trimble, Inc.*	1,717,177
		3,625,402
	ENVIRONMENTAL CONTROL - 2.4%
13,310	Waste Connections, Inc.	1,174,208

	FOOD - 3.4%
18,525	Post Holdings, Inc.*	1,621,308

	HEALTHCARE-PRODUCTS - 4.9%
13,535	Align Technology, Inc.*	1,552,600
1,023	Intuitive Surgical, Inc.*	784,099
		2,336,699
	INSURANCE - 1.9%
5,555	Berkshire Hathaway, Inc.*	925,907

	INTERNET - 16.7%
1,275	Alphabet, Inc.*	1,080,945
2,930	Amazon.com, Inc.*	2,597,562
7,468	Facebook, Inc.*	1,060,829
10,915	Netflix, Inc.*	1,613,346
935	Priceline Group, Inc.*	1,664,272
		8,016,954

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

March 31, 2017

Shares		Fair Value

	LEISURE TIME - 1.0%
9,445	Norwegian Cruise Line Holdings Ltd.*	$479,145

	MEDIA - 2.3%
3,315	Charter Communications, Inc.*	1,085,066

	MISCELLANEOUS MANUFACTURING - 3.2%
20,775	Eaton Corp PLC	1,540,466

	PHARMACEUTICALS - 6.9%
22,895	Alkermes PLC*	1,339,358
5,800	Allergan PLC	1,385,736
3,745	TESARO, Inc.*	576,243
		3,301,337
	PIPELINES - 1.9%
19,480	Cheniere Energy, Inc.*	920,820

	SEMICONDUCTORS - 8.9%
63,130	Applied Materials, Inc.	2,455,757
63,255	Micron Technology, Inc.*	1,828,069
		4,283,826
	SOFTWARE - 18.5%
45,851	Activision Blizzard, Inc.	2,286,131
13,850	Adobe Systems, Inc. *	1,802,301
25,575	Electronic Arts, Inc. *	2,289,474
21,460	Microsoft Corp.	1,413,356
21,640	Veeva Systems, Inc.*	1,109,699
		8,900,961
	TRANSPORTATION - 1.8%
4,530	FedEx Corp.	884,029

	TOTAL COMMON STOCKS (Cost $38,965,264)	47,642,617

	SHORT-TERM INVESTMENTS - 0.6%
272,517	Federated Treasury Obligations Fund Institutional Shares, 0.57% ** (Cost $ 272,517)	272,517

	TOTAL INVESTMENTS - 99.7% (Cost $39,237,781) (a)	$47,915,134
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	154,034
	TOTAL NET ASSETS - 100.0%	$48,069,168

PLC - Public Limited Company

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2017

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $39,249,066 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$8,885,880
Unrealized depreciation	$(219,812)
Net unrealized appreciation	$8,666,068

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

March 31, 2017

ASSETS
Investment securities:
At cost	$39,237,781
At value	$47,915,134
Receivable for Fund shares sold	206,131
Dividends and interest receivable	32,264
Prepaid expenses	35,578
TOTAL ASSETS	48,189,107

LIABILITIES
Payable for Fund shares redeemed	57,588
Investment management fees payable	27,661
Distribution (12b-1) fees payable	13,473
Fees payable to other affiliates	4,358
Accrued expenses and other liabilities	16,859
TOTAL LIABILITIES	119,939
NET ASSETS	$48,069,168

Composition of Net Assets:
Paid in capital	$37,124,158
Accumulated net investment loss	(248,570)
Accumulated net realized gain from investment transactions	2,516,227
Net unrealized appreciation of investments	8,677,353
NET ASSETS	$48,069,168

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,926,832
Shares of beneficial interest outstanding (a)	116,856
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$16.49
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$17.50

Class C Shares:
Net Assets	$23,457
Shares of beneficial interest outstanding (a)	1,491
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$15.73

Class I Shares:
Net Assets	$46,118,879
Shares of beneficial interest outstanding (a)	2,757,958
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$16.72

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended March 31, 2017

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $359)	$179,393
Interest	935
TOTAL INVESTMENT INCOME	180,328

EXPENSES
Investment management fees	228,028
Distribution (12b-1) fees:
Class A	2,553
Class C	108
Administration fees	33,621
MFund service fees	26,816
Non 12b-1 shareholder servicing fees	15,746
Registration fees	9,860
Compliance officer fees	9,811
Audit fees	6,843
Transfer agent fees	6,187
Custodian fees	5,163
Legal fees	4,413
Trustees fees and expenses	3,277
Printing and postage expenses	2,750
Insurance expense	728
TOTAL EXPENSES	355,904
Less: Fees waived by the Manager	(67,116)
NET EXPENSES	288,788

NET INVESTMENT LOSS	(108,460)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	2,723,630
Net change in unrealized appreciation on:
Investments	1,109,824

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	3,833,454

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,724,994

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended	For the
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016
FROM OPERATIONS
Net investment loss	$(108,460)	$(228,160)
Net realized gain from investments	2,723,630	3,160,488
Net change in unrealized appreciation on investments	1,109,824	2,857,307
Net increase in net assets resulting from operations	3,724,994	5,789,635

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(124,634)	(421,404)
Class C	(1,279)	(1,192)
Class I	(2,466,732)	(1,856,722)
Net decrease in net assets from distributions to shareholders	(2,592,645)	(2,279,318)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	36,290	1,036,590
Class I	3,190,891	17,177,730
Net asset value of shares issued in reinvestment of distributions:
Class A	43,271	353,522
Class C	1,279	1,076
Class I	1,545,630	856,243
Payments for shares redeemed:
Class A	(520,236)	(8,566,130)
Class C	—	(6,177)
Class I	(3,731,115)	(11,560,855)
Net increase (decrease) in net assets from shares of beneficial interest	566,010	(708,001)

TOTAL INCREASE IN NET ASSETS	1,698,359	2,802,316

NET ASSETS
Beginning of Period	46,370,809	43,568,493
End of Period *	$48,069,168	$46,370,809
*Includes accumulated net investment loss of:	$(248,570)	$(140,110)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months Ended	For the
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016
SHARE ACTIVITY
Class A:
Shares Sold	2,367	72,388
Shares Reinvested	2,866	23,273
Shares Redeemed	(33,676)	(575,917)
Net decrease in shares of beneficial interest outstanding	(28,443)	(480,256)

Class C:
Shares Reinvested	88	73
Shares Redeemed	—	(438)
Net increase (decrease) in shares of beneficial interest outstanding	88	(365)

Class I:
Shares Sold	199,612	1,126,613
Shares Reinvested	101,022	55,781
Shares Redeemed	(232,688)	(737,124)
Net increase in shares of beneficial interest outstanding	67,946	445,270

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2017		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$16.16		$15.06	$15.50	$13.84	$11.74	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.06)		(0.11)	(0.14)	(0.14)	(0.10)	(0.08)
Net realized and unrealized gain on investments	1.30		1.90	0.88	1.95	2.21	1.82
Total from investment operations	1.24		1.79	0.74	1.81	2.11	1.74
Less distributions from:
Net realized gains	(0.91)		(0.69)	(1.18)	(0.15)	(0.01)	—
Total distributions	(0.91)		(0.69)	(1.18)	(0.15)	(0.01)	—
Net asset value, end of period	$16.49		$16.16	$15.06	$15.50	$13.84	$11.74
Total return (2)	8.20	% (5)	12.15%	4.68%	13.16%	18.01%	17.40	% (5)
Net assets, at end of period (000s)	$1,927		$2,348	$9,419	$9,433	$7,946	$5,465
Ratio of gross expenses to average net assets (3)(7)	1.79	% (4)	1.71%	1.77%	1.76%	1.94%	2.42	% (4)
Ratio of net expenses to average net assets (7)	1.50	% (4)	1.50%	1.50%	1.50%	1.75%	1.75	% (4)
Ratio of net investment loss to average net assets (7)(8)	(0.71	%) (4)	(0.71%)	(0.88%)	(0.91%)	(0.82%)	(0.86	%) (4)
Portfolio Turnover Rate	64	% (5)	149%	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class C
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2017		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$15.52		$14.59	$15.16	$13.64	$11.66	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.11)		(0.21)	(0.25)	(0.24)	(0.21)	(0.14)
Net realized and unrealized gain on investments	1.23		1.83	0.86	1.91	2.20	1.80
Total from investment operations	1.12		1.62	0.61	1.67	1.99	1.66
Less distributions from:
Net realized gains	(0.91)		(0.69)	(1.18)	(0.15)	(0.01)	—
Total distributions	(0.91)		(0.69)	(1.18)	(0.15)	(0.01)	—
Net asset value, end of period	$15.73		$15.52	$14.59	$15.16	$13.64	$11.66
Total return (2)	7.76	% (5)	11.35%	3.88%	12.32%	17.10%	16.60	% (5)
Net assets, at end of period (000s)	$23		$22	$26	$9	$55	$10
Ratio of gross expenses to average net assets (3)(7)	2.54	% (4)	2.46%	2.52%	2.51%	2.69%	3.17	% (4)
Ratio of net expenses to average net assets (7)	2.25	% (4)	2.25%	2.25%	2.25%	2.50%	2.50	% (4)
Ratio of net investment loss to average net assets (7)(8)	(1.46	%) (4)	(1.44%)	(1.63%)	(1.66%)	(1.65%)	(1.61	%) (4)
Portfolio Turnover Rate	64	% (5)	149%	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2017		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$16.36		$15.20	$15.60	$13.89	$11.75	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.04)		(0.06)	(0.10)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain on investments	1.31		1.91	0.88	1.96	2.22	1.80
Total from investment operations	1.27		1.85	0.78	1.86	2.15	1.75
Less distributions from:
Net realized gains	(0.91)		(0.69)	(1.18)	(0.15)	(0.01)	—
Total distributions	(0.91)		(0.69)	(1.18)	(0.15)	(0.01)	—
Net asset value, end of period	$16.72		$16.36	$15.20	$15.60	$13.89	$11.75
Total return (2)	8.29	% (5)	12.45%	4.92%	13.47%	18.33%	17.50	% (5)
Net assets, at end of period (000s)	$46,119		$44,001	$34,123	$17,024	$14,056	$9,958
Ratio of gross expenses to average net assets (3)(7)	1.54	% (4)	1.46%	1.52%	1.51%	1.69%	2.17	% (4)
Ratio of net expenses to average net assets (7)	1.25	% (4)	1.25%	1.25%	1.25%	1.50%	1.50	% (4)
Ratio of net investment loss to average net assets (7)(8)	(0.46	%) (4)	(0.42%)	(0.64%)	(0.66%)	(0.56%)	(0.61	%) (4)
Portfolio Turnover Rate	64	% (5)	149%	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2017

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2017

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2017:

Assets		Level 2	Level 3
		(Other Significant	(Other Significant
Security	Level 1	Observable	Unobservable
Classifications (a)	(Quoted Prices)	Inputs)	Inputs)	Totals
Common Stocks	$47,642,617	$—	$—	$47,642,617
Short-Term Investments	272,517	—	—	272,517
Total	$47,915,134	$—	$—	$47,915,134

(a)	As of and during the period ended March 31, 2017, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b) Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the period ended March 31, 2017, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2017, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014 and 2016), or expected to be taken in the Fund’s 2017 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c) Distribution to Shareholders - Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The Fund distributes annually to shareholders.

d) Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e) Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2017

f) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h) Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the period ended March 31, 2017, there were no CDSC fees paid.

(2)	INVESTMENT TRANSACTIONS

For the period ended March 31, 2017, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$29,299,488	$33,829,737

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

JAG Capital Management LLC (the “Manager”) acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the period ended March 31, 2017, management fees of $228,028 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 2.25%, 1.25% for Classes A, C, and I of the Fund’s average daily net assets through March 31, 2017. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three fiscal years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time.

For the period ended March 31, 2017, the Manager waived Advisory Fees and/or reimbursed expenses in the amount of $67,116. As of September 30, 2016, the manager may recapture $43,440 before September 30, 2017, $76,646 before September 30, 2018 and $107,699 before September 30, 2019 subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2017

to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended March 31, 2017, the Fund incurred $26,816 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $19,408 in brokerage commissions from the Fund for the period ended March 31, 2017. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $500 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. For the period ended March 31, 2017, the Fund incurred $9,811 for such fees.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the period ended March 31, 2017, J.A. Glynn & Co., an affiliated broker, received $66 in underwriter commissions from the sale of shares of the Fund.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2017

(4)	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2016 and September 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2016	September 30, 2015
Ordinary Income	$—	$184,384
Long-Term Capital Gain	2,279,318	1,873,339
	$2,279,318	$2,057,723

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$2,407,965	$(174,118)	$—	$—	$7,578,814	$9,812,661

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $174,118.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and adjustments for C-Corporation return of capital distributions, resulted in reclassification for the year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(260,989)	$257,984	$3,005

(5)	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(6)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

JAG Large Cap Growth Fund
Additional Information (Unaudited)
March 31, 2017

Consideration and Renewal of the Management Agreement with JAG Capital Management, LLC with respect to JAG Large Cap Growth Fund

In connection with the regular meeting held on November 16, 2016, the Board of Trustees (the “Board” ) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended , discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and JAG Capital Management, LLC (“JAG”), with respect to JAG Large Cap Growth Fund (the “Fund”) .

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by JAG (“JAG 15c Response”).

Nature, Extent and Quality of Services. The Board reviewed the JAG15c Response, including an overview of the services provided by JAG, information on the firm’s personnel and the compliance and litigation record. The Board noted that JAG has continued to add personnel to its team including a new research analyst and Director of Equity Research in the last 18 months. The Board noted that the Trust CCO had reported that he visited JAG’s offices, met with the leadership team and found JAG to have an engaging process, setting a tone at the top for a culture of compliance including regular communication with the CCO. The Board considered that there had been no material compliance issues, administrative proceedings or litigation since the last renewal of the management agreement. The Board concluded that JAG has the ability to continue to provide a level of service in line with the Board’s expectations.

Performance. The Board reviewed the Fund’s performance for the one year and since inception periods as compared to the Fund’s benchmark, peer group and the Morningstar category. The Board noted that the Fund outperformed the peer group and Large Cap Growth Morningstar category for the one year and since inception periods, but underperformed the Russell 100 Growth Total Return and S&P 500 Total Return Indexes during the periods. The Board discussed the factors that impacted performance, as described by JAG. The Board considered that the Fund is ranked in the top quartile of the Morningstar category for the trailing 12 months and year to date periods as of September 30, 2016. After further discussion, the Board concluded that the Fund’s performance was acceptable.

Fees and Expenses. The Board noted JAG charges an advisory fee of 1.00% to the Fund, and that after waiver JAG earned a net advisory fee of 0.80%. The Board noted that the advisory fee both before and after waiver is higher than the peer group average but lower than the Morningstar category average. The Board considered that the advisory fee is not outside the range of fees charged by peer group funds and that the net expense ratio is in line with the peer group average. The Board considered the active management strategy employed by JAG for the Fund noting the significant investment of time and research expense needed to execute such a strategy. The Board concluded that the advisory fee was not unreasonable.

Profitability. The Board considered JAG’s profitability in connection with its relationship with the Fund. The Board noted that JAG reported realizing a profit in connection with its relationship with the Fund but agreed that the amount of profit was not unreasonable in terms of actual dollars. The Board concluded that JAG’s profit was not excessive.

Economies of Scale. The Board considered whether JAG had realized economies of scale with respect to the management of the Fund. The Board noted that JAG reduced the Fund’s expense cap in the last 12 months in an effort to share some economies with shareholders. The Board agreed that current asset levels did not indicate

JAG Large Cap Growth Fund
Additional Information (Unaudited) (Continued)
March 31, 2017

additional economies at this time and determined to consider the matter at the next annual review of the Management Agreement and as assets continue to increase.

Conclusion. Having requested and received such information from JAG as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the management agreement was in the best interests of the shareholders of the Fund.

JAG LARGE CAP GROWTH FUND

EXPENSE EXAMPLES (Unaudited)

March 31, 2017

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/16	3/31/17	10/1/16 – 3/31/17	10/1/16 – 3/31/17
Class A	$ 1,000.00	$1,082.00	$7.79	1.50%
Class C	1,000.00	1,077.60	11.65	2.25
Class I	1,000.00	1,082.90	6.49	1.25

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/16	3/31/17	10/1/16 – 3/31/17	10/1/16 – 3/31/17
Class A	$ 1,000.00	$1,017.45	$7.54	1.50%
Class C	1,000.00	1,013.71	11.30	2.25
Class I	1,000.00	1,018.70	6.29	1.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

JAG Large Cap Growth Fund
Additional Information (Unaudited)
March 31, 2017

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holder. None.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President,
Date: June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: June 5, 2017